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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 27, 2004

                                LIGHTBRIDGE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                     000-21319                  04-3065140
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)


               30 CORPORATE DRIVE, BURLINGTON, MASSACHUSETTS 01803 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (781) 359-4000

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

On October 27, 2004, Lightbridge, Inc., a Delaware corporation
("Lightbridge" or the "Company"), announced its results of operations for the quarter ended September 30, 2004.

A copy of the press release issued by Lightbridge on October 27, 2004, entitled "Lightbridge Announces Third Quarter 2004 Financial Results" is included as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

 (c) EXHIBITS.

      99.1 Press Release dated October 27, 2004, entitled "Lightbridge Announces Third Quarter 2004 Financial Results."



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LIGHTBRIDGE, INC.
                                    By: /s/ Timothy C. O'Brien
                                    -------------------------------------------
                                    Timothy C. O'Brien
                                    Vice President, Finance and Administration,
                                    Chief Financial Officer and Treasurer

October 27, 2004